Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 9 — Subsequent Events
Management has evaluated the impact of subsequent events the date the unaudited condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events, excluding the items discussed below, that would have required adjustment or disclosure in the unaudited condensed financial statements.
On April 14, 2023, the Company held an extraordinary general meeting of shareholders and approved two proposals to amend the Company’s amended and restated memorandum and articles of association (the

“Articles”). The first such proposal (the “Extension Amendment Proposal”) sought to amend the Articles to extend the date by which the Company must consummate a Business Combination, or liquidate and redeem all of the Company’s Class A ordinary shares sold in the Company’s Initial Public Offering from 18 months to 24 months from the closing of the Initial Public Offering. The second such proposal sought to amend the Articles to eliminate the limitation that the Company would not redeem Class A ordinary shares sold in the Initial Public Offering to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.
In connection with the vote to approve the Extension Amendment Proposal, holders of 18,281,946 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.36 per share, for an aggregate redemption amount of approximately $189.4 million. As a result, approximately $48.9 million remained in the Company’s trust account and 4,718,054 Class A ordinary shares remain outstanding. Please refer to the Form 8-K filed with the SEC on April 19, 2023 for additional details.

Note 9 — Subsequent Events
Management has evaluated the impact of subsequent events through the date the financial statements were issued. Based upon this review, the Company did not identify any subsequent events, excluding the items discussed below, that would have required adjustment or disclosure in the financial statement.
On March 11, 2023, the Company entered into the Business Combination Agreement (the “Business Combination Agreement”), with WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned Subsidiary of the Company (“Amalgamation Sub”), and Aark Singapore Pte. Ltd., a Singapore private company limited by shares (“AARK”, together with the Company and Amalgamation Sub, collectively, the “Parties” and individually a “Party”). Aeries Technology Group Business Accelerators Private Limited, an Indian private company limited by shares (“Aeries”), is a subsidiary of AARK. AARK is wholly owned by Mr. Venu Raman Kumar (the “Sole Shareholder”). The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company, Amalgamation Sub and AARK, and by the sole shareholders of each of Amalgamation Sub and AARK. Please refer to the Form 8-K that was filed with the SEC on March 20, 2023.